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SECURITY EQUITY FUND
   ASSET ALLOCATION SERIES
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

                          SUPPLEMENT DATED MAY 14, 1999
                      TO PROSPECTUS DATED FEBRUARY 1, 1999


The Board of Directors of Security Equity Fund, Asset Allocation Series terminated Meridian Investment Management Corporation ("Meridian") as sub-advisor to the Asset Allocation Series effective as of the close of business on May 14, 1999. Accordingly, all references to Meridian are hereby deleted. The Board also approved a change in the name of Asset Allocation Series to Total Return Series.

The Investment Manager, Security Management Company, LLC, will begin providing investment advisory services to the Total Return Series (the "Fund") effective May 15, 1999. The investment objective of the Fund will not change following the Investment Manager's assumption of investment advisory services to the Fund. However, the Board has approved certain changes to the non-fundamental investment policies of the Fund as described below.

"PRINCIPAL INVESTMENT STRATEGIES" on page 2 is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of stocks of U.S. companies in different capitalization ranges. The Fund may also invest in stocks offering the potential for current income and in fixed income securities (including restricted securities eligible for resale to qualified institutional buyers under Rule
144A) in any rating category.

To choose stocks, the Investment Manager uses a blended approach, investing in growth stocks and in value stocks. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to attempt to reduce the Fund's potential volatility and possibly add to current income. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

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GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent earnings growth.

VALUE-ORIENTED   STOCKS  are  stocks  of  companies  that  are  believed  to  be undervalued in terms of price or other financial measurements and that are believed to have above average price appreciation potential.
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The Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

The Fund also may invest a portion of its assets in options and futures, which are primarily used to hedge the Fund's portfolio but may be used to increase returns and to maintain exposure to the equity markets.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

"MAIN RISKS" on page 3 is deleted in its entirety and replaced with the following:

MAIN RISKS

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An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will go up and down, which means investors could lose money.
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MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

OPTIONS AND FUTURES -- The Fund may invest a portion of its assets in options and futures. These practices are used primarily to hedge the Fund's portfolio or to increase returns. However, there is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

FIXED-INCOME SECURITIES -- The Fund may invest a portion of its assets in fixed-income securities. Fixed-income investing may present risks because the market value of fixed-income investments generally are affected by changes in interest rates. When interest rates rise, the market value of a fixed-income security declines. Generally, the longer a bond's maturity, the greater the risk. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. Investments in higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds. They also tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. Because bond values fluctuate, an investor may receive more or less money than originally invested.

"PORTFOLIO MANAGERS" on page 7 is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS -- TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has been lead manager of the Fund since May 1999. He has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry, and from 1974 through 1978, he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.

FRANK WHITSELL, Research Analyst of the Investment Manager, has co-managed the Fund since May 1999. He joined the Investment Manager in 1994. Mr. Whitsell graduated from Washburn University with a bachelor of business administration degree, majoring in accounting and finance, and an MBA. He is a candidate in the Chartered Financial Analyst program and has completed Level II.